EXHIBIT 10.55.1

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

RECORDING REQUESTED BY AND

AFTER RECORDING RETURN TO:

Kathleen J. Wu, Esq.
Hunton Andrews Kurth LLP
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202

CONSENT, AMENDMENT AND ASSUMPTION AGREEMENT

This Consent, Amendment and Assumption Agreement (this “Agreement”) is made as of January ___, 2020, by and among TREEMONT CAPITAL PARTNERS IV, LP, a Texas limited partnership (“Seller”), LF3 LUBBOCK EXPO, LLC, a Delaware limited liability company (“Fee Owner”) and LF3 LUBBOCK EXPO TRS, LLC, a Delaware limited liability company (“Operating Lessee”; together with Fee Owner, individually and collectively, jointly and severally, “Buyer”), PHILIP A. MCRAE, individually (“Original Guarantor”), LODGING FUND REIT III, INC., a Maryland corporation,  and LODGING FUND REIT III OP, LP, a Delaware limited partnership (individually and collectively, “Guarantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee for Morgan Stanley Capital I Trust 2019-H6, Commercial Mortgage Pass-Through Certificates, Series 2019-H6,  acting by and through its Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association (collectively referred to herein as “Lender”), with reference to the following facts:

RECITALS

A.        Seller is presently the owner of certain real property located at 6435 50th Street, Lubbock, Texas, commonly known as “Fairfield Inn & Suites Lubbock”, and more particularly described in Exhibit “A” attached hereto and incorporated herein by reference for all purposes together with all improvements, fixtures and personal property located thereon and or/described in any of the herein defined Loan Documents which, with the above described real property (the “Real Property”), is collectively referred to as the “Property”.  Further, as used herein, the term “Property” shall mean the Property or, where applicable, such portions thereof as are owned by Buyer.  The Property is encumbered by a first lien and security interest on the Property evidenced by, among other things, that certain (i) Deed of Trust, Assignment of Leases and Rents and Security Agreement dated April 4, 2019, executed by Seller to Starwood Mortgage Capital LLC (“Original Lender”), as beneficiary, recorded as Instrument No. 2019011813 in the Real Property Records of Lubbock County, Texas (the “Security Instrument”), (ii) Assignment of Leases and Rents dated April 4, 2019, executed by Seller for the benefit of Original Lender recorded as Instrument No. 2019011814 in the Real Property Records of Lubbock County, Texas (the “Assignment”), and (iii) Environmental Indemnity Agreement dated April 4, 2019, executed by Seller and Original Guarantor as indemnitors thereunder for the benefit of Original Lender (the “Environmental

Indemnity”).  Original Guarantor guaranteed certain obligations of Seller under the Loan Documents (as hereinafter defined) pursuant to that certain Guaranty of Recourse Obligations dated April 4, 2019, executed by Original Guarantor, as guarantor, for the benefit of Original Lender (the “Guaranty”).  The personal property, fixtures and other collateral covered by the Security Instrument and the other Loan Documents is subject to a first lien and security interest on the Property evidenced by, among other things, certain UCC-1 Financing Statements filed with the Secretary of State of Texas and in the official records of Lubbock County, Texas (collectively, said UCC-1 Financing Statements shall be referred to as the “UCC-1 Financing Statement”).  The Security Instrument, the Assignment, the Environmental Indemnity, the Guaranty and the UCC-1 Financing Statement are collectively referred to herein as the “Security Documents”.

B.         The Security Documents secure a repayment of a loan (the “Loan”) to Seller evidenced by a Promissory Note (collectively with all amendments and modifications thereto, the “Note”) dated April 4, 2019, in the original principal amount of $9,500,000.00 executed by Seller, as maker, in favor of Original Lender, as payee.

C.         The Loan is further evidenced by that certain Loan Agreement dated as of April 4, 2019, executed by Seller and Original Lender (the “Loan Agreement”).

D.        The Security Documents further secure performance of all the obligations, covenants, and agreements contained in the Security Instrument and in all other documents executed by Seller or any other party evidencing, securing, memorializing or in any way relating to the Loan or perfecting the lien or security interest created by any Security Document (such documents, instruments and agreements together with the Note, the Loan Agreement, the Security Instrument, the Assignment, the Environmental Indemnity, the Guaranty and the other Security Documents, as same may be amended, reinstated, consolidated, supplemented, increased, decreased, restated, extended or otherwise modified at any time, and from time to time, are collectively and individually referred to herein as the “Loan Documents”).

E.         Lender is the holder of all of Original Lender’s interest in and under the Security Instrument and the other Loan Documents.  Midland Loan Services, a Division of PNC Bank, National Association, services the Loan as an authorized servicer.

F.         Seller and Lodging Fund REIT III OP, LP entered into that certain Agreement of Purchase and Sale dated July 26, 2019 (as amended and assigned to Fee Owner and Operating Lessee pursuant to that certain Assignment of Asset Purchase Agreement dated as of the date hereof, the “Contract of Sale”) for the sale and purchase of the Property.  In the event Seller fails to obtain Lender’s consent to the transfer contemplated by the Contract of Sale, the provisions of the Loan Documents entitle Lender to, among other things, accelerate payment of the balance owing under the Note, to foreclose the Security Instrument and exercise any and all rights, remedies or recourses to which it is entitled under any of the Loan Documents.  Seller will sell, transfer, and convey the Property, subject to the Loan Documents, to Buyer (i) if Buyer assumes, to Lender’s full satisfaction, the Loan and all of Seller’s obligations, agreements, covenants, liabilities, representations, warranties, duties and the like (collectively, the “Obligations”) arising under the Loan Documents, and (ii) if Lender agrees not to exercise its right under the Security Instrument to accelerate the unpaid balance of the Note as a result of such transfer to Buyer and allows Buyer to assume the Loan and all of Seller’s obligations under the Loan Documents.

G.        Fee Owner and Operating Lessee are affiliates and Fee Owner, as landlord, and Operating Lessee, as tenant, entered into that certain Lease Agreement dated as of the date hereof with respect to the operation of a hotel on the Land and Improvements (the “Operating Lease”) under and pursuant to such Operating Lease.

H.        In connection with the Buyer’s assumption of the Loan, Operating Lessee will to grant to Lender a lien and security interest on, inter alia, its leasehold interest in the property pursuant to a Leasehold Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of the date hereof (the “Leasehold Deed of Trust”).

I.          Subject to the terms and conditions of this Agreement and the Loan Documents, Lender is willing to consent to the transfer of the Property to Buyer and permit Buyer’s assumption of the Loan and Obligations arising under the Loan Documents.  Lender’s willingness to consent to such assumption by Buyer is expressly conditioned on, among other things, Buyer’s agreement that it is specifically assuming all Obligations under the Note and other Loan Documents which are fully and unconditionally recourse subject, however, to the non-recourse provisions set forth in the Loan Documents.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

GENERAL.    Lender and Buyer confirm and agree that a)the current outstanding principal balance of the Note is $9,400,772.31 and Buyer hereby ratifies, reaffirms and consents to all of the other terms of each of the Loan Documents, as applicable; b)the current effective interest rate of the Note is 4.93% per annum; c)the Note contains a fixed interest rate and, subject to the Loan Agreement, a maturity date of April 6, 2029; d)the current effective monthly principal and interest installment payment under the Note is $50,592.41, which is due and payable on the sixth day of each and every calendar month or, if such day is not a Business Day, the immediately preceding Business Day in accordance with the Loan Agreement (the “Monthly Payment Date”); e)the current effective monthly escrow payment to Lender for taxes on the Property is $13,769.74, which is due and payable on the Monthly Payment Date; f)subject to adjustment under the Loan Agreement, the current effective monthly escrow payment to Lender for insurance on the Property is $2,903.95, which is due and payable on the Monthly Payment Date; g)the current effective monthly escrow payment to Lender for FF&E Work is $5,404.03 and, after the date hereof, $10,808.06, which is subject to adjustment in accordance with the terms of this Agreement and is due and payable on the Monthly Payment Date; h)intentionally omitted;  i)all installment payments due up to and including January 6, 2020, under the Note, Loan Agreement and/or Security Instrument shall have been paid current; j)there are no defenses or claims of setoffs with respect to any such sums or other amounts owing under the Note, Security Instrument or any of the other Loan Documents; k)Lender is the current holder of the Note, Security Instrument and other Loan Documents; l)no payment default exists of any amount due and owing under the Loan Documents and no late charges are currently owing thereunder and to Lender’s knowledge, without any inquiry or investigation whatsoever, no other default exists under the Loan Documents; m)there are no currently outstanding default notices issued pursuant to the Loan Documents; and n)unless and until Lender provides an alternative address for Lender, all Loan payments and all notices and correspondence to Lender shall be made or given to Lender at the address of Lender set forth below the signature of Lender on the signature page of this Agreement.

CONSENT TO TRANSFER.  Lender hereby consents to the transfer of the Property from Seller to Buyer subject to satisfaction of all of the following conditions precedent and the other terms of this Agreement:  o)the complete execution and acknowledgment of this Agreement by all of the parties hereto and the delivery thereof to Lender for recordation concurrently with the closing of Buyer’s acquisition of the Property as contemplated by the Contract of Sale (the “Closing”); p)recordation and filing, as appropriate, at Closing of the New Financing Statements (defined below) in form and substance satisfactory to Lender; q)the delivery to Lender of satisfactory evidence of Buyer’s satisfaction of all insurance requirements as set forth in the Loan Documents; r)the issuance to Lender of the Title Endorsements (defined below) in form and substance acceptable to Lender; s)the full release and reconveyance of any other liens or monetary encumbrances against the Property which are not in favor of Lender; t)the payment to Lender of the Assumption Fee (defined below), and the Note installment and all other payments, fees and expenses required by Section 3 of this Agreement to be paid at Closing by Buyer and/or Seller or as required by any of the Loan Documents; u)the delivery of evidence of the capacity and authority of Seller, Buyer, Original Guarantor and Guarantor to consummate the transactions contemplated in the Contract of Sale and/or this Agreement, as the case may be, consents and resolutions of Seller and Buyer authorizing the transactions contemplated in this Agreement and/or the Contract of Sale together with a true, correct and complete copy of the operating, LLC or company agreements of Buyer, as amended, which shall include, without limitation, certain “special purpose entity” provisions acceptable to Lender which shall include, without limitation, those provisions required in the Loan Documents, all in form and substance satisfactory to Lender; v)intentionally omitted; w)a current written opinion of counsel for Buyer, in form and substance satisfactory to Lender, to the effect, among other things as Lender may require, that the Loan is not usurious or otherwise illegal under applicable law, that the Loan Documents, as amended, and this Agreement are valid and binding upon Buyer, and are enforceable in accordance with their terms, that the persons executing this Agreement and any other documents, instruments or agreements related hereto have the requisite authority to execute such documents on behalf of Buyer and that Buyer has authorized the execution of this Agreement and the documents contemplated hereby; x)Buyer and/or Seller shall pay all costs of Buyer, Seller and Lender associated with Closing and/or this Agreement; y)all monthly debt service payments and real estate taxes and insurance premiums, must be current; z)Buyer shall provide to Lender evidence, in a form and substance satisfactory to Lender, that all insurance premiums due to maintain all insurance required by the Security Instrument have been paid in full as of the date of this Agreement and that no delinquencies exist with regard to same; aa)Buyer shall provide to Lender evidence, in form and substance satisfactory to Lender, that all taxes, charges, assessments, and impositions of any kind have been paid in full as of the date of this Agreement and that no delinquencies exist with regard to same; bb)copies of all management or other similar agreements in form and substance satisfactory to Lender and certified by Buyer to be true and correct; and cc)Buyer and Seller shall execute and deliver to Lender any and all other documents, instruments and agreements reasonably necessary for the completion of the transaction contemplated by this Agreement.

The validity and effect of this Agreement including the consent of Lender as contemplated herein are wholly conditioned on delivery of aforesaid items to Lender on or before the Closing.

ASSUMPTION FEE; INSTALLMENT PAYMENT; THE TITLE ENDORSEMENTS AND EXPENSES.  In consideration for Lender’s consent to the transfer of the Property from Seller to Buyer, Buyer covenants and agrees to pay to Lender at Closing dd)$47,003.86 (.50% of the outstanding principal balance) which represent the assumption fee for consenting to Buyer’s assumption (the “Assumption Fee”). Neither the Assumption Fee nor any impounds shall be credited against the principal balance.  In addition, at Closing, Buyer (and/or Seller in accordance with the Contract of Sale as applicable) shall (i) cause to issue such endorsements to the mortgagee title insurance policy issued by Stewart Title Guaranty Company, covering the Security Instrument, and in such form as Lender may reasonably require or, alternatively, as Lender may request in its sole discretion, a new mortgagee title insurance policy in form and substance acceptable to Lender (collectively, the “Title Endorsements”), including, without limitation, showing that the Security Documents are the only monetary liens of record against the Property, and (ii) pay the cost of the Title Endorsements, any escrow, filing or recording fees applicable to this transaction, and Lender’s costs and expenses incurred in connection with this Agreement or this transaction including without limitation, Lender’s reasonable attorneys’ fees incurred in connection with this Agreement or this transaction.  In furtherance of the foregoing provisions of this Section, Buyer expressly agrees that its assumed obligations under the Loan Documents shall be deemed independent obligations of the Buyer, enforceable against the Buyer without regard to any defenses, waivers, claims or offsets that may be held by Seller, or any fact or circumstance that may render the Loan Documents unenforceable against Seller.

BUYER’S ASSUMPTION OF LOAN; NEW AGREEMENTS AND FINANCING STATEMENTS; GUARANTOR’S EXECUTION OF GUARANTY AND ENVIRONMENTAL INDEMNITY.

Buyer’s Assumption.  Buyer hereby expressly assumes, with recourse, subject to non-recourse provisions set forth in the Loan Documents, the unpaid balance due and owing on the Note, together with interest thereon as provided in the Note, together with all other obligations under the Note, Loan Agreement, Security Instrument and each and every one of the Loan Documents, with the same force and effect as if Buyer had been specifically named therein as the original maker, borrower, grantor, debtor or indemnitor, as applicable, it being specifically agreed by Buyer that to the extent said Note is recourse that Lender’s remedies shall not in any respect or extent be limited solely to the Property or any other collateral securing the obligation.  Buyer further expressly promises to pay all loan installments as they become due and to observe all obligations of the Loan Agreement, Note and Security Instrument.  The foregoing assumption by Buyer is absolute and unconditional, subject to non recourse provisions set forth in the Loan Documents and is not subject to any defenses, waivers, claims or offsets nor may it be affected or impaired by any agreement, condition, statement or representation of Seller or Buyer or any failure to perform the same and that Buyer hereby relinquishes, waives and releases any and all such defenses, claims, offsets, and causes of action.  Buyer expressly agrees that it has read and approved of and will comply with and be bound by all of the terms, conditions, and provisions contained in the Security Instrument, the Note and all other Loan Documents.

New Agreements.  Contemporaneously with the execution of this Agreement, and as a condition precedent to the effectiveness of this Agreement and Lender’s agreements and obligations hereunder, Buyer shall execute and deliver to Lender a Cash Management Agreement, in form and substance satisfactory to Lender.

Buyer hereby authorizes Lender to file one or more UCC-1 and UCC-3 financing statements covering fixtures and personal property and/or other collateral related to the Real Property and covered by any of the Security Documents, without signature of Buyer to the extent permitted by law (the “New Financing Statements”), and Buyer hereby confirms that it grants Lender a security interest in all fixtures, personal property and/or any other collateral described in any of the Security Documents.

Contemporaneously with the execution of this Agreement, and as a condition precedent to the effectiveness of this Agreement and Lender’s agreements and obligations hereunder, Guarantor shall execute and deliver to Lender a Guaranty of Recourse Obligations in form and substance satisfactory to Lender.

Contemporaneously with the execution of this Agreement, and as a condition precedent to the effectiveness of this Agreement and Lender’s agreements and obligations hereunder, Buyer and Guarantor shall execute and deliver to Lender an Environmental Indemnity Agreement in form and substance satisfactory to Lender.

Contemporaneously with the execution of this Agreement, and as a condition precedent to the effectiveness of this Agreement and Lender’s agreements and obligations hereunder, Operating Lessee shall execute and deliver to Lender the Leasehold Deed of Trust.

LIMITATION OF CONSENT.  Lender’s consent in this Agreement is strictly limited to the conveyance of the Property from Seller to Buyer, and this Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender’s consent to any future transfer of the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein.  Buyer specifically acknowledges that any transfer of the Property or any portion thereof or interest therein by Buyer shall entitle Lender to accelerate the Note balance and foreclose the Security Instrument.  The Loan Documents are hereby ratified and except as expressly modified in this Agreement, the Note, the Loan Agreement, Security Instrument and other Loan Documents remain unmodified and are in full force and effect.

NO REPRESENTATIONS OF LENDER.  Buyer recognizes and agrees that Lender has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, the condition of the Property or the use, occupancy, or status of the Property.  To the extent Buyer has any claims which in any manner relate to the Property, the condition of the Property, or the use, occupancy, or status of the Property, the same shall not be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, or asserted as a defense to any of the Loan Documents.

EFFECT OF AGREEMENT.  This Agreement shall be deemed to form a part of the Loan Documents.  This Agreement shall not prejudice any present or future rights, remedies or powers belonging or accruing to Lender under the Loan Documents, nor impair the lien of the Security Instrument.

NO EFFECT ON LIENS OR PRIORITY.  Nothing in this Agreement shall in any way release, diminish or affect the first position lien of the Security Instrument or any liens created by, or the agreements or covenants contained in, the Loan Documents or the first-lien priority of any such liens.  Buyer agrees that the Note, the Security Instrument and the other Loan Documents shall secure all other sums that may be advanced in the future by Lender to Buyer or any of its successors or assigns or any other owner(s) of the Property pursuant to the terms of the Loan Documents.

INTENTIONALLY DELETED.

SELLER’S REPRESENTATION AND WARRANTIES.  In order to induce Lender to enter into this Agreement, Seller hereby represents and warrants that ee)Seller is the owner of the Property and is duly authorized to execute, deliver and perform this Agreement; ff)any court or third-party approvals necessary for Seller to enter into this Agreement have been obtained; gg)the entities and/or persons executing this Agreement on behalf of Seller are duly authorized to execute and deliver this Agreement; hh)this Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations enforceable by Lender in accordance with their terms and have not been modified either orally or in writing; ii)Lender has not waived any requirements of the Loan Documents nor any of Lender’s rights thereunder; jj)no Event of Default (as defined in the Loan Agreement) exists or any event, which, as a result of the passage of time or the expiration of any cure period would constitute a default or an Event of Default; kk)there exists no defenses or claims of set off with respect to any sums owing under the Note; ll)all representations and warranties in the Contract of Sale are true and correct; and mm)all representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

BUYER’S REPRESENTATIONS, WARRANTIES AND COVENANTS.  In order to induce Lender to enter into this Agreement, Buyer hereby represents and warrants that nn)Buyer is duly authorized to execute,

deliver and perform this Agreement; oo)any court or third-party approvals necessary for Buyer to enter into this Agreement have been obtained; pp)the entities and/or persons executing this Agreement on behalf of Buyer are duly authorized to execute and deliver this Agreement on Buyer’s behalf; qq)this Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of Buyer enforceable by Lender in accordance with their terms and have not been modified either orally or in writing; rr)Buyer’s mailing address for all Lender’s correspondence and notices is set forth below the signature of Buyer on the signature page of this Agreement; ss)to the best of Buyer’s knowledge, there exists no default or Event of Default or any event, which, as a result of the passage of time or the expiration of any cure period, or both, would constitute a default or Event of Default; tt)to the best of Buyer’s knowledge after diligent inquiry and investigation, all representations and warranties of Buyer in the Contract of Sale are true and correct; uu)Buyer covenants and agrees that no liens will attach to the Property as a result of or in any way relating to the consummation of the transaction contemplated by this Agreement other than liens in favor of Lender; vv)Buyer hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Property without the signature of Buyer where permitted by law, and otherwise agrees to execute same at Lender’s request; ww)the execution, delivery, and performance by Buyer of this Agreement does not contravene any law or contractual restriction binding on or affecting Buyer; xx)no consent, authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any person or entities is required for the due execution, delivery or performance by Buyer of this Agreement; yy)upon the closing of the transactions contemplated herein and the Contract of Sale, Buyer shall have good and marketable title to the Property, subject only to the exceptions to title referred to in the Security Instrument; zz)to the best of Buyer’s knowledge, no amounts are due or claimed to be due by any person or entity for labor performed or materials furnished to any portion or all of the Property: aaa)to the best of Buyer’s knowledge after diligent inquiry and investigation, Buyer is not in default on any obligations to any lienholders with any interest or lien in or to any portion or all of the Property; bbb)Buyer covenants and agrees that it shall not default in any way on any obligations owing to any lienholders (including taxing authorities) with any interest or lien in or to any portion or all of the Property; ccc)to the best of Buyer’s knowledge after diligent inquiry and investigation, Buyer and the Property are in compliance with all applicable zoning ordinances, government regulations and restrictive covenants affecting the Property; ddd)the organizational documents governing Buyer are in full force and effect and have not been amended nor changed, or no proceeding is pending, planned or threatened for the dissolution or annulment of Buyer; eee)Buyer is duly organized and validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of Texas; fff)all licenses, filing fees, income and other taxes due and payable by Buyer have been paid in full and Buyer has all requisite power and governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate the Property and to carry on its business as now being, and as proposed to be, conducted in the State of Texas; ggg)there is no bankruptcy or receivership proceeding pending or threatened against Buyer; hhh)Buyer has no intention as of the date of this Agreement to do any of the following within at least 180 days after said date: i)seek entry of any order for relief as a debtor and a proceeding under the Code (defined below), ii)seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, iii)file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or iv)make a general assignment for the benefit of its creditors, and Lender is entitled to rely, and has relied, upon this representation and warranty in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement; iii)there are no taxes, assessments, or levies of any type whatsoever that can be imposed upon and collected from the Property arising out of or in connection with the ownership or operation of the Property, or any public improvements in the general vicinity of the Property other than normal and customary real estate taxes that are not yet due or payable; jjj)[Intentionally Deleted]; kkk)all insurance required by the Loan Agreement and Security Documents (the

“Required Insurance”) is currently maintained on the Property and such policy contains the non-contributory New York Standard Mortgage Clause or its equivalent in favor of Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Trust 2019-H6, Commercial Mortgage Pass-Through Certificates, Series 2019-H6 its successors and/or assigns, c/o Midland Loan Services, Master Servicer, 10851 Mastin, Suite 300, Overland Park, Kansas 66210, re: Loan Number 03-0316233; lll)all insurance premiums on the Required Insurance have been paid; mmm)the Required Insurance will continue in place after the date the Property is conveyed to Buyer; nnn)there is no pending or, to the best of Buyer’s knowledge after diligent inquiry and investigation, threatened action, suit, claim, litigation, or proceeding by an entity, individual, or governmental agency affecting the Property which would in any way constitute a lien, claim, or obligation of any kind against the Property and, to Buyer’s knowledge after diligent inquiry and investigation, threatened condemnation or similar proceedings or assessments affecting the Property or any part thereof nor, to Buyer’s knowledge, are any such assessments or proceedings contemplated by any governmental authority; ooo)to the best of Buyer’s knowledge after diligent inquiry and investigation, Buyer is not in breach of any law or regulation, or under any order of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency, or instrumentality, wherever located, with respect to the Property or Buyer’s present use or operation of the Property, of which Buyer has received notice or otherwise has knowledge thereof; ppp)all representations and warranties made by Buyer and/or Guarantor herein or otherwise referred to in this Agreement shall be true as of the date of this Agreement and Closing and shall survive Closing; and qqq)Buyer hereby specifically ratifies and affirms that it has complied and will continue to comply with the “Single Purpose Entity” requirements set forth in any of the Loan Documents.  None of the representations, warranties, covenants, agreements and indemnities of Buyer in the Loan Documents or this Agreement shall be affected by any investigation by or on behalf of Lender or by any information Lender may have or obtain with respect thereto.

RELEASE OF SELLER AND ORIGINAL GUARANTOR.  Subject to Seller’s and Original Guarantor’s full performance of all of their respective obligations hereunder, Lender hereby releases Seller and Original Guarantor from all liability and obligations they may now or hereafter have under the Loan Documents accruing on or after the date hereof, except for rrr)any environmental or other damage to the Property accruing, occurring or relating to acts or omissions prior to the Closing; sss)obligations arising from the Contract of Sale; ttt)the payment of taxes accruing prior to the Closing; uuu)fraudulent or tortious conduct including, but not limited to, intentional misrepresentation of financial data presented to Lender; and vvv)any Obligations arising, accruing or relating to any time prior to the date hereof.

FURTHER ASSURANCES.  Buyer agrees to do any act or execute any additional documents requested by Lender as may reasonably be required by Lender to effectuate the purposes of this Agreement or to perfect or retain its perfected security interest in the Property or the first-lien priority of any such security interest.

INUREMENT; NO MODIFICATION OF CONTRACT OF SALE.  Subject to the qualification contained in Section 5 above, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors in interest and permitted assigns.  As between Buyer and Seller, the rights and obligations of Buyer and Seller under the Contract of Sale are not modified by this Agreement.

GOVERNING LAW/SEVERABILITY.  This Agreement shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the State of Texas.  In the event one or more provisions of the Agreement shall be invalid, illegal or unenforceable, the validity or enforceability of the remaining provisions shall not in any way be affected.

NO LEGAL RESTRICTIONS ON PERFORMANCE.  The execution and delivery of this Agreement and compliance with the provisions hereof will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which Buyer or Seller is a party or by which it is bound.

MODIFICATIONS.  Neither this Agreement, nor any term or provision hereof, may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, discharge or termination is sought.

RELEASE AND WAIVER OF CLAIMS.  In consideration of Lender’s agreement to enter into this Agreement, Seller, and Buyer hereby agree as follows:

General Release and Waiver of Claims.  Seller, Original Guarantor, Buyer and Guarantor (collectively, the “Releasing Parties”) hereby jointly and severally release and forever discharge Lender and their respective successors, assigns, partners, directors, officers, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders, representatives, agents, servants and employees from any and all rights, proceedings, agreements, contracts, judgments, debts, costs, expenses, promises, duties, claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, suspected or unsuspected, choate or inchoate, whether past, present or future, now held, owned or possessed by, any Releasing Party, or which any Releasing Party may hereafter hold or claim to hold from the beginning of time to the date of this Agreement under common law or statutory right, known or unknown, arising, directly or indirectly, proximately or remotely, out of the Property, the Loan or any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby including, without limitation, any and all rights, proceedings, agreements, contracts, judgments, debts, expenses, promises, duties, claims, demands, cross-actions, controversies, causes of action, damages, rights, liability and obligations whether based upon tort, fraud, breach of any duty of fair dealing, breach of confidence, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, intentional or negligent infliction of mental distress, tortuous interference with contractual relations, tortuous interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, contract or usury, but only to the extent that the foregoing arise in connection with events which occurred prior to the date of this Agreement (collectively, the “Released Claims”).  Without limiting the generality of the foregoing, this release shall include the following matters:  (a) all aspects of this Agreement, the Note, the Security Instrument, and all other Loan Documents, and the negotiations between or on behalf of Buyer and/or Seller and Lender and the demands and requests by Lender of Seller or Buyer concerning this Agreement and the other Loan Documents, including, but not limited to, all meetings, telephone calls, correspondence and/or other contacts among or on behalf of Buyer and/or Seller and Lender incident to the attempts of said parties to reach an Agreement, or in connection with the Note, the Security Instrument or the other Loan Documents and the attempt(s) of Lender to collect the Note, and (b) the exercise by Lender of its rights under any of the Loan Documents or any of its rights under this Agreement, the Note, the Security Instrument or any other Loan Documents or at law or in equity.

This release is intended to release all liability of any character claimed for damages, of any type or nature, for injunctive or other relief, for attorneys’ fees, interest or any other liability whatsoever, whether statutory, or contractual or tort in character, or of any other nature or character, now or henceforth in any way related to any and all matters and dealings of any nature whatsoever asserted or assertable by or on behalf of any of the Releasing Parties against Lender, including, without limitation, any loss, cost or damage in connection with, or based upon, any breach of fiduciary duty, breach of any duty of fair dealing or good faith, breach of confidence, breach of funding commitment, breach of any other duty, breach of any statutory right, fraud, usury, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with corporate or other governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any other cause of action, but only to the extent that the foregoing arise in connection with events which occurred prior to the date of execution hereof.

The Releasing Parties each understand and agree that this is a full, final and complete release and agree that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under and of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability and that no Releasing Party, nor those claiming under it will ever claim that it is.

Releases Binding on Affiliates of Releasing Parties.  The provisions, waivers and releases set forth are binding upon each Releasing Party and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

NOTICES.  All notices to Lender, Seller, or Buyer in connection with this Agreement shall be in writing and shall be addressed to the intended recipient thereof at its address as set forth below their signature on this Agreement (or at such other address as such party may designate in writing from time to time by notice given to Seller, Buyer or Lender).  Additionally, any addresses for notices to the borrower under any of the Loan Documents is supplemented to include Buyer at its address set forth below its signature on this Agreement.  All notices given to any party hereto shall be given and deemed effective in accordance with the applicable provisions of the Loan Documents.

BUYER’S SPECIFIC RATIFICATION, REAFFIRMATION AND CONFIRMATION OF LOAN DOCUMENTS.  Buyer agrees to perform each and every obligation under the Loan Documents in accordance with their respective terms and conditions, subject to the terms hereof.  It is expressly understood that Lender will hereafter require performance of any and all terms, conditions, or requirements of all documents and agreements executed by Buyer relating to the Loan Documents. Buyer acknowledges and agrees that any performance or non-performance of the Loan Documents prior to the Effective Date does not affect or diminish in any way the requirement of compliance with the Loan Documents.  Buyer further acknowledges and agrees that the validity or priority of the liens and security interests evidenced by any of the Security Documents are not diminished in any way by this Agreement and that the Security Instrument continues to be a first and superior mortgage lien and security interest on the Property.  The agreements and obligations of Buyer under the Loan Documents are hereby ratified, brought forward, renewed and extended until the Loan shall have been fully paid and discharged.  Buyer hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents represent the valid, binding and enforceable obligations of Buyer.  Lender and Buyer hereby agree that this Agreement and the Loan Documents, as applicable are in full force and effect so that nothing contained herein shall be construed as modifying in any manner the Loan Documents, except as expressly set forth herein. Buyer specifically extends the liens and security interests of the Security Documents and agrees that the Security Documents www)shall cover the Loan, and xxx)shall continue to be in full force and effect until the Loan is paid in full and all other obligations under the Loan Documents are fully performed and satisfied.  Buyer hereby agrees that this Agreement in no way acts as a diminishment, impairment, release or relinquishment of the liens, power, title, security interest and rights securing or guaranteeing payment of the Loan.  The Loan Agreement and the Security Documents are hereby renewed, extended, ratified, confirmed and carried forward by Buyer in all respects.  Nothing contained herein shall be construed as a waiver of any rights, remedies, or recourses available to Lender with respect to any default by Buyer under this Agreement or any of the Loan Documents, as applicable.  Except as otherwise provided herein, Lender hereby preserves all of its rights against Buyer, and all its collateral, including, without limitation, the Property.

INSURANCE.  Without limiting anything in this Agreement to the contrary, at all times Buyer shall comply with all terms of the Loan Documents, including without limitation, the insurance requirements of the Security Instrument and any other Loan Documents.  Although Lender may accept certain evidence of insurance for purposes of closing the loan assumption transaction contemplated hereby, Lender or its servicer may at any time and from time to time request additional insurance information from Buyer to ensure or monitor Buyer’s compliance with the insurance provisions of the Security Instrument and any other Loan Documents and may request that Buyer provide such coverages as Lender or its servicer may require consistent with the terms of the Loan Documents.  By entering into this Agreement, Lender specifically does not waive or modify any of the insurance requirements under the Loan Documents nor any of the remedies provided therein for failure to secure such required insurance coverage.

NO JURY TRIAL.  TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SELLER, BUYER, ORIGINAL GUARANTOR, GUARANTOR AND LENDER HEREBY SEVERALLY, VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THE NOTE, SECURITY INSTRUMENT OR ANY OTHER LOAN DOCUMENT OR CONCERNING THE OBLIGATIONS UNDER THE LOAN DOCUMENTS AND/OR WITH REGARD TO THE PROPERTY OR PERTAINING TO ANY TRANSACTION RELATED TO OR CONTEMPLATED IN THE SECURITY INSTRUMENT, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM, SELLER AND BUYER ACKNOWLEDGE THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER IN EXTENDING THE CREDIT DESCRIBED HEREIN, THAT LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THE SELLER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THE SECURITY INSTRUMENT AND UNDERSTANDS THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER.

HEADINGS.  The section headings contained herein are intended for convenience of reference and shall not be deemed to define, limit or describe the scope or intent of the respective provisions of this Agreement.

BANKRUPTCY OF BUYER.  Buyer as a material inducement to Lender to enter into this Agreement, and in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, by its execution hereof, covenants and agrees that in the event Buyer shall yyy)file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. §101 et seq., the “Code”), zzz)file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, aaaa)have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or bbbb)be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer hereby irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order.  Without limiting the generality of the immediately preceding sentence, Buyer agrees that Lender will be entitled to and hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests.  Buyer further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays, or otherwise hinders Lender’s efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a case under Chapter 7 of the Code upon motion therefor by Lender.  Further, Buyer agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender’s obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender’s right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests under the Loan Documents.

COMPLIANCE WITH INTEREST LAW.  It is the intention of Seller, Original Guarantor, Buyer, Guarantor and Lender to conform strictly to the Interest Law (herein defined).  Accordingly, Buyer and Lender agree that any provisions contained in the Note or in any of the other Loan Documents to the contrary notwithstanding, the aggregate of all interest, or consideration constituting interest under the Interest Law, that is taken, reserved, contracted for, charged or received under the Note or under any of the aforesaid documents or otherwise in connection with this loan transaction shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law.  If any excess interest is provided for in the Note or in any of the other Loan Documents, then i)the provisions of this paragraph shall govern and control, ii)neither Buyer nor Buyer’s successors or assigns shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law, iii)any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the Indebtedness (or if the Note shall have been paid in full, refunded to Buyer), and iv)the effective rate of interest shall be automatically subject to reduction to the Maximum Legal Rate of Interest (as hereinafter defined).  To the extent permitted by the Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Note.  For purposes of the Note, “Interest Law” shall mean any present or future law of the State of Texas (meaning the internal laws of said state and not the laws of said state relating to choice of law), the United States of America or any other jurisdiction, which has application to the interest and other charges under the Note or under any of the other Loan Documents and to the classification of Buyer under such law.  For purposes of the Note, the “Maximum Legal Rate of Interest” shall mean the maximum effective contract rate of interest that Lender may from time to time, by agreement with the Buyer, legally charge Buyer and in regard to which Buyer would be prevented from successfully raising the claim or defense of usury under the Interest Law as now or hereafter construed by courts of appropriate jurisdiction.

TERMS GENERALLY.  cccc)Each definition contained in this or any other Article of this Agreement shall apply equally to both the singular and plural form of the term defined.  Each pronoun shall include the masculine, the feminine and neuter form, whichever is appropriate to the context.  The words “included”, “includes” and “including” shall each be deemed to be followed by the phrase, “without limitation.”  The words, “herein”, “hereby”, “hereof”, and “hereunder” shall each be deemed to refer to this entire Agreement and not to any particular Article or Section hereof.  Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment.  Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it; and dddd)the following terms shall have the respective meanings ascribed to them in the Uniform Commercial Code as enacted and in force in the State of Texas:

accessions, accounts continuation statement, equipment, financing statement, fixtures, general intangibles, personal property, proceeds, security interest and security agreement.

SECURITIES ACT OF 1933.  Neither the Buyer nor any agent acting for it has offered the Note or any similar obligation of the Buyer for sale to or solicited any offers to buy the Note or any similar obligation of the Buyer from any person or party other than Lender, and neither the Buyer nor any agent acting for it will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

COMPLIANCE WITH ERISA.  As of the date of this Agreement, the Buyer maintains no employee benefit plans which require compliance with ERISA.  If at any time the Buyer shall institute any employee benefit plans, the Buyer shall at all times comply with the requirements of ERISA.

DOCUMENTATION REQUIREMENTS; SUFFICIENCY OF CONSENTS AND APPROVALS; FURNISHING INFORMATION.  Each written instrument required by this Agreement or any of the other Loan Documents to be furnished to Lender shall be duly executed by the person or party specified (or where no particular person or party is specified, by such person or party as Lender shall require), duly acknowledged where required by Lender and, in the case of affidavits and similar sworn instruments, duly sworn to and subscribed before a notary public duly authorized to act in the premises by governmental authority; shall be furnished to Lender in one or more copies as required by Lender; and shall in all respects be in form and substance reasonably satisfactory to Lender and its legal counsel.  All title policies, endorsements, surveys, appraisals, and other evidence, information or documentation required by Lender shall be in form and substance reasonably satisfactory to Lender and its legal counsel in all respects.  Seller, Original Guarantor, Buyer and Guarantor agree that Lender may furnish any financial or other information concerning any such parties heretofore or hereafter provided by such parties to Lender, to any prospective or actual purchaser of any participation or other interest in the Loan or to any prospective or actual purchaser of any securities issues or to be issued by Lender, or to any rating agencies.

EVIDENTIARY REQUIREMENTS.  Where evidence of the existence or non-existence of any circumstance or condition is required by this Agreement or any of the other Loan Documents to be furnished to Lender, such evidence shall in all respects be in form and substance reasonably satisfactory to Lender, and the duty to furnish such evidence shall not be considered satisfied until Lender shall have acknowledged in writing that it is satisfied therewith.

NUMBER, ORDER AND CAPTIONS IMMATERIAL.  The numbering, order and captions or headings of the several articles, sections and paragraphs of this Agreement, the Note, the Security Instrument and the other Loan Documents are for convenience of reference only and shall not be considered in construing such instruments.

ENTIRE AGREEMENT.  THIS AGREEMENT AND THE LOAN DOCUMENTS CONTAIN THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE ASSUMPTION OF THE LOAN BY BUYER AND LENDER’S CONSENT TO THE TRANSFER OF THE PROPERTY TO BUYER, AND SUPERSEDES ANY PRIOR WRITTEN OR ORAL AGREEMENTS BETWEEN THEM CONCERNING SAID SUBJECT MATTER.  THERE ARE NO REPRESENTATIONS, AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS, ORAL OR WRITTEN, BETWEEN AND AMONG THE PARTIES HERETO, RELATING TO THE SUBJECT MATTER CONTAINED IN THE AGREEMENT, WHICH ARE NOT FULLY EXPRESSED HEREIN OR IN THE LOAN DOCUMENTS.  THIS AGREEMENT MAY NOT BE MODIFIED OR AMENDED EXCEPT AS AN INSTRUMENT IN WRITING SIGNED BY ALL THE PARTIES HERETO.  THIS AGREEMENT MAY BE EXECUTED AND ACKNOWLEDGED IN MULTIPLE COUNTERPARTS FOR THE CONVENIENCE OF THE PARTIES, WHICH TOGETHER SHALL CONSTITUTE ONE AGREEMENT, AND THE COUNTERPART SIGNATURE AND ACKNOWLEDGMENT PAGES MAY BE DETACHED FROM THE VARIOUS COUNTERPARTS AND ATTACHED TO ONE COPY OF THIS AGREEMENT TO SIMPLIFY THE RECORDATION OF THIS AGREEMENT.  THE REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THIS AGREEMENT SHALL CONTINUE AND SURVIVE THE TRANSFER OF THE PROPERTY TO BUYER.

SECTION 1031 EXCHANGE.  If Buyer intends to acquire the Property and assume the Loan as part of a transaction which Buyer and Guarantor anticipate will comply with the provisions of Section 1031 of the Internal Revenue Code allowing the deferment of any taxable gain or loss as the exchange of like kind property then this section applies.  Buyer and Guarantor acknowledge that they have not relied on any advice, representations or statements of Lender or Midland Loan Services or their respective employees, attorneys or agents concerning the tax, legal or investment consequences of Buyer’s acquisition of the Property and the assumption of the Loan, including, without limiting the generality of the foregoing, whether the acquisition of the Property and assumption of the Loan will comply with the requirements of Section 1031 of the Internal Revenue Code or whether the Buyer’s and Guarantor’s investment in the Property is suitable for such compliance or for any other purpose, but instead Buyer and Guarantor have obtained such tax, legal and investment advice as to the effect of Buyer’s acquisition of the Property and assumption of the Loan from their own legal and other financial advisors.

CFIUS.  Buyer hereby represents and warrants to Lender that either (a) Borrower’s acquisition of the Property is not a Covered Transaction, or (b) Borrower has obtained CFIUS Approval with respect to Buyer’s acquisition of the Property.

During the term of the Loan, Buyer shall cause the holders of direct and/or indirect, legal and/or beneficial, interests in Buyer to) (a) within five (5) days of receipt of the same, notify Lender, and provide Lender with a copy of, any inquiry received from CFIUS (as defined herein) or any other governmental authority related to Buyer’s acquisition of the Property, (b) make any filing requested by CFIUS related to Buyer’s acquisition of the Property, (c) cooperate with, and fully respond to any inquiries received from, CFIUS or any governmental authority related to CFIUS’s review and/or investigation (the  “CFIUS Review”) related to Buyer’s acquisition of the Property, in each case within the time permitted by CFIUS or such governmental authority, as applicable, and

(d) subject to the terms and conditions of the Security Instrument and Loan Agreement, take any mitigation measures requested by CFIUS and/or any Governmental Authority in connection with the CFIUS Review.

For purposes of this Section 34,

“CFIUS” shall mean (i) the Committee on Foreign Investment in the United States first established pursuant to Executive Order 11858 of May 7, 1975, and (ii) any replacement or successor thereto, including, without limitation, pursuant to FIRRMA.

“CFIUS Approval” shall mean (a) written confirmation provided by CFIUS that the transaction described in this Section (the “Subject Transaction”) is not a Covered Transaction under the DPA, (b) written confirmation provided by CFIUS that it has completed its review or, if applicable, investigation of the matter in question under the DPA, and determined that there are no unresolved national security concerns with respect to the Subject Transaction or (c) CFIUS shall have sent a report to the President of the United States requesting the President’s decision under the DPA, and the President shall have announced a decision not to take any action to suspend, prohibit or place any limitations on the Subject Transaction.

“CFIUS Review” shall mean CFIUS’s review and/or investigation, including any inquiries received from, CFIUS or any governmental authority related to CFIUS’s review and/or investigation.

“Covered Transaction” shall have the meaning set forth in the DPA.

“DPA” shall mean the Defense Production Act of 1950, 50 U.S.C. § 4565, as amended by FIRRMA, H. R. 5515-538 (as the same may have been or may hereafter be amended, restated, supplemented or otherwise modified), all laws and regulations related thereto and all mandates, requirements, powers and similar requirements imposed or exercised thereunder (including, without limitation, any of the foregoing implemented by and/or otherwise relating to CFIUS), as the foregoing may be amended from time to time, any successor statute or statutes and all rules and regulations from time to time promulgated in connection with the foregoing.

“FIRRMA” shall mean the Foreign Investment Risk Review Modernization Act of 2018.

“Governmental Authority” shall mean any court, board, agency, commission, office or authority of any nature whatsoever or any governmental unit (federal, state, county, district, municipal, city, foreign or otherwise) whether now or hereafter in existence.

“Subject Transaction” shall mean the transaction described in this Section.

OTHER AMENDMENTS.  The Loan Agreement is hereby amended as follows:

Section 1.1 is hereby amended by replacing the reference to “of even date herewith” in the definition of “Cash Management Agreement” with “dated on or about January 8, 2020”;

Section 1.1 is hereby amended by replacing the reference to “dated as of the date hereof” in the definition of “Environmental Indemnity” with “dated on or about January 8, 2020”;

Section 1.1 is hereby amended by replacing the definition of “Franchise Agreement” with “”Franchise Agreement” shall mean that certain Fairfield Inn & Suites By Marriott Relicensing Franchise Agreement, dated on or about January 8, 2020 between LF3 LUBBOCK EXPO TRS, LLC, as licensee, and Franchisor, as licensor, and that certain Owner Agreement between Franchisor, LF3 LUBBOCK EXPO, LLC, as modified by the any comfort letter with Franchisor, licensor and Lender, together with any permitted amendment thereto or permitted replacement thereof.”;

Section 1.1 is hereby amended by deleting the definition of “Guarantor” and replacing it with the following: ““Guarantor” shall mean individually and collectively, LODGING FUND REIT III, INC., a Maryland corporation, and LODGING FUND REIT III OP, LP, a Delaware limited partnership.”;

Section 1.1 is hereby amended by replacing the reference to “of even date herewith” in the definition of “Guaranty” with “dated on or about January 8, 2020”;

Section 1.1. is hereby amended by adding the following sentence to the end of the definition of “Lease”: “Notwithstanding the foregoing, the Operating Lease (as defined in Section 4.3) shall be excluded from the definition of “Lease”.”

Section 1.1 is hereby amended by deleting the definition of “Manager” and replacing it with the following: “”Manager” shall mean NHS LLC d/b/a National Hospitality Services, or any other manager approved by Lender and the Rating Agencies in accordance with the terms and conditions of the Loan Documents.”;

Section 3.1.24(dd) is hereby amended by adding the following at the beginning “Except for the Guaranty executed in connection with the Loan,”;

Section 3.1.29 is hereby amended by deleting existing Section 3.1.29 and replacing it with: “3.1.29 Organizational Status.  Borrowers’ exact legal names are LF3 LUBBOCK EXPO LLC and LF3 LUBBOCK EXPO TRS, LLC.  Each Borrower is a Delaware limited liability company.  The organizational ID of LF3 LUBBOCK EXPO LLC is 7639754.  The organizational ID of LF3 LUBBOCK EXPO TRS, LLC is 7639759.”;

Section 3.1.46(p) is hereby amended by adding the following at the beginning “Except tax returns filed with Guarantors, each Borrower,”;

Section 4.1.7(a) is hereby amended by deleting the phrase “and the requirements of Regulation AB,”;

Section 4.1.7(b) is hereby amended by (i) deleting “fifteen (15) days” and replacing it with “thirty (30) days”, and (ii) deleting the phrase “cash basis” and replacing it with “accrual basis”;

Section 4.1.7(d) is hereby amended by deleting the phrase “rent roll” and replacing it with “STAR Report”;

Section 4.1.23 is hereby amended by deleting existing 4.1.23 and replacing it with: “4.1.23 Required Repairs.  Borrower shall perform the repairs and other work at the Property as set forth in the Property Condition Report dated September 12, 2019, from Partner Engineering and Science Inc. delivered by Borrower to Lender in connection with the assumption of the Loan and pertaining to mechanical and electrical systems repairs, site improvements and structural frame repairs totaling approximately $22,110.00 (such repairs and other work referred to as the “Required Repairs”) and Borrower shall complete the Required Repairs on or before April 1, 2020.”;

Section 6.5.1 is hereby amended by deleting the first sentence of Section 6.5.1 and replacing it with: “Borrower shall deposit with Lender on each Monthly Payment Date, an amount equal to $10,808.06 (as may be readjusted and determined by Lender based on 1/12th of an amount equal to four percent (4%) of the annual Gross Revenue for the Property as determined by Lender) for Capital Expenditures and repair and replacement of the furniture, fixtures and equipment at or in or used in the operation of the Property (the “FF&E Work”) that may be incurred following the date hereof, which amounts shall be transferred into an Account established by or on behalf of Lender to hold such funds (the FF&E Reserve Account”).”; and

Schedule III Organizational Chart is deleted its entirety and replaced with the Organizational Chart provided to Lender in connection with the assumption of the Loan and attached to Lender’s conditional approval;

Anti-Money Laundering/International Trade Law Compliance.  Section 3 of the Loan Agreement is hereby amended by adding new subsection 3.1.47 thereof:

“3.1.47 No Covered Entity is a Sanctioned Person/Anti-Money Laundering.  No Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law. No Covered Entity, either in its own right or through any third party, will (a) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (c) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (d) use the Loan proceeds to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law.  The funds used to repay the Obligations will not be derived from any unlawful activity.  Each Covered Entity shall comply with all Anti-Terrorism Laws.  Borrower shall promptly notify Lender in writing upon the occurrence of a Reportable Compliance Event.

As used in this Section 3.1.47 the following terms shall have the following meanings:

(i)         “Anti-Terrorism Laws” shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.

(ii)        “Covered Entity” shall mean (i) each Borrower, each of Borrower’s affiliates, the Guarantor and all pledgers of Property and (ii) each Person that, directly or indirectly, is in control of a Person described in clause (i) above.  For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.

(iii)       “Law”  shall mean any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Authority, foreign or domestic.

(iv)       “Reportable Compliance Event” shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

(v)        “Sanctioned Country” shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.”

(vi)       “Sanctioned Person” shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.”

Operating Lease.  Article 4 of the Loan Agreement is hereby amended by adding the following new Section 4.3 thereof:

“Section 4.3   Operating Lease Covenants.

Borrower represents, covenants and warrants that it is the express intent of Fee Owner and Operating Lessee that the Operating Lease constitute a lease under applicable real property laws and laws governing bankruptcy, insolvency and creditors’ rights generally, and that the sole interest of Operating Lessee in the Property is as tenant under the Operating Lease.  In the event that it shall be determined that the Operating Lease is not a lease under applicable real property laws and laws governing bankruptcy, insolvency and creditors’ rights generally, and that the interest of the Operating Lessee in the Property is other than that of tenant under an Operating Lease, Borrower hereby covenants and agrees that it shall cause Operating Lessee’s interest in the Property, however characterized, to continue to be subject and subordinate to the lien of the Mortgage.

Without Lender’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), Borrower shall not (a) surrender, terminate or cancel the Operating Lease, (b) reduce or consent to the reduction of the term of the Operating Lease, (c) increase or consent to the increase of the amount of any charges under the Operating Lease, (d) modify, change, supplement, alter or amend the Operating Lease or waive or release any of Borrower’s rights and remedies under the Operating Lease; or (e) waive, excuse, condone or in any way release or discharge the Operating Lessee of or from Operating Lessee’s material obligations, covenants and/or conditions under the Operating Lease.

Borrower shall, from time to time upon written request from Lender, deliver to Lender such certificates of estoppel with respect to compliance by Borrower with the terms of the Operating Lease as may be requested by Lender (which request shall not be made more than once in any twelve (12) month period in any calendar year prior to the occurrence and continuance of an Event of Default).

Borrower hereby assigns to Lender, as further security for the payment and performance of the Debt and observance of the terms, covenants and conditions of the Loan Documents all of the rights, privileges and prerogatives of Fee Owner, as landlord and Operating Lessee, as tenant, as applicable, under the Operating Lease following the occurrence and during the continuance of an Event of Default, to surrender the leasehold estate created by the Operating Lease, and any surrender of the leasehold estate created by the Operating Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Operating Lease not permitted pursuant to the foregoing terms shall be void and of no force or effect.

(i)  If at any time after the occurrence and during the continuance of an Event of Default, Operating Lessee shall default in the performance or observance of any term, covenant or condition of the Operating Lease to be performed or observed by Operating Lessee as tenant thereunder, then, without limiting the generality of the other provisions of this Agreement, and without waiving or releasing Operating Lessee from any of its obligations, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be reasonably appropriate to cause all of the terms, covenants and conditions of the Operating Lease on the part of Operating Lessee, as tenant thereunder, to be performed or observed or to be promptly performed or observed on behalf of Operating Lessee, to the end that the rights of Operating Lessee in, to and under the Operating Lease shall be kept unimpaired and free from default.  If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence, Lender will promptly notify Operating Lessee thereof in writing.  In any such event, upon the occurrence and during the continuance of an Event of Default and subject to the rights of tenants, subtenants and other occupants under the Leases, transient hotel guests and visitors, the Manager under the Management Agreement, Lender and any Person designated by Lender shall have, and are hereby granted, the right to enter upon the Property during normal business hours for the purpose of taking any such action.  If Fee Owner shall deliver to Lender a copy of any written notice of default sent by Fee Owner to Operating Lessee, as tenant under the Operating Lease, such written notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon.

(ii)        If at any time after the occurrence and during the continuance of an Event of Default, Fee Owner shall default in the performance or observance of any material term, covenant or condition of the Operating Lease to be performed or observed by Fee Owner, as landlord thereunder, then, without limiting the generality of the other provisions of this Agreement, and without waiving or releasing Fee Owner from any of its obligations, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the material terms, covenants and conditions of the Operating Lease on the part of Fee Owner, as landlord thereunder, to be performed or observed or to be promptly performed or observed on behalf of Fee Owner, to the end that the rights of Fee Owner in, to and under the Operating Lease shall be kept unimpaired and free from default.  If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence, Lender will promptly notify Fee Owner thereof in writing.  In any such event, upon the occurrence and during the continuance of an Event of Default, subject to the rights of tenants, subtenants and other occupants under the Leases, transient hotel guests and visitors, the Manager under the Management Agreement, Lender and any Person designated by Lender shall have, and are hereby granted, the right to enter upon the Property during normal business hours for the purpose of taking any such action.  If Operating Lessee shall deliver to Lender a copy of any written notice of default sent by Operating Lessee to Fee Owner, as landlord under the Operating Lease, such written notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon.

In the event of the bankruptcy, reorganization or insolvency of any Borrower, any attempt by any Borrower to surrender its leasehold estate, or any portion thereof, under the Operating Lease, or any attempt under such circumstances by any Borrower to terminate, cancel or acquiesce in the rejection of the Operating Lease without the consent of Lender shall be null and void.  Borrower hereby expressly releases, assigns, relinquishes and surrenders unto Lender all of its right, power and authority to terminate, cancel, acquiesce in the rejection of, modify, change, supplement, alter or amend the Operating Lease in any respect, either orally or in writing, in the event of the bankruptcy, reorganization or insolvency of any Borrower, and any attempt on the part of any Borrower to exercise any such right without the consent of Lender shall be null and void.  Each Borrower hereby irrevocably appoints Lender as its true and lawful attorney-in-fact which power of attorney shall be coupled with an interest, for the purpose of exercising its rights pursuant to Section 365(h) of the Bankruptcy Code or any successor to such Section (i) to obtain for the benefit of each Borrower or Lender a right to possession or statutory term of years derived from or incident to the Operating Lease, or (ii) to treat the Operating Lease as terminated.

Notwithstanding the rejection of the Operating Lease by any Borrower, as debtor in possession, or by a trustee for any Borrower pursuant to Section 365 of the Bankruptcy Code, neither the lien of the Mortgage nor Lender’s rights with respect to the Operating Lease shall be affected or impaired by reason thereof.  In the event that the Operating Lessee shall remain in possession of the Property following a rejection of the Operating Lease, as debtor in possession, or by a trustee for Operating Lessee, Operating Lessee agrees that it shall not exercise any right of offset against the rent payable under the Operating Lease, pursuant to Section 365(h)(2) of the Bankruptcy Code, without the prior consent of Lender thereto.

Without limiting any other provisions contained herein, Operating Lessee hereby agrees that all of its right, title and interest under the Operating Lease (and otherwise with respect to the Property) is subject and subordinate to the Loan and Lender’s security interest in Fee Owner’s right, title and interest in and to the Property.  In connection therewith, Operating Lessee acknowledges and agrees that in the event Lender shall succeed to the interests of Fee Owner under the Operating Lease, Lender shall have the absolute right (without regard to the enforceability or perfection of Lender’s security interest in Operating Lessee’s leasehold estate) to terminate the Operating Lease and in such event (i) the Operating Lease and all of Operating Lessee’s right, title and interest thereunder shall automatically terminate and (ii) Operating Lessee shall not in any way oppose, impede, obstruct, challenge, hinder, frustrate, enjoin or otherwise interfere with Lender’s exercise of any such termination right.  Furthermore, in connection with any termination of the Operating Lease as referenced in this paragraph or otherwise upon the exercise of Lender’s remedies hereunder, Operating Lessee shall reasonably cooperate with Lender to transition the operations of the hotel to Lender.

Fee Owner is the owner and lessor of landlord’s interest in the Operating Lease and Operating Lessee is the owner of the leasehold interest in the Operating Lease.  The Operating Lease is in full force and effect and there are no defaults thereunder by either party and there are no conditions that would constitute defaults thereunder.  There has been no prior sale, transfer or assignment, hypothecation or pledge of the Operating Lease or of the rent thereunder which remains outstanding as of the closing of the Loan.  Neither Fee Owner nor the Operating Lessee has assigned the Operating Lease or sublet all or any portion of the premises demised thereby other than pursuant to a Lease.  Operating Lessee has no right or option pursuant to the Operating Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premised are a part.

It shall be an Event of Default under Section 10.1 of this Agreement if (A) a default has occurred and continues beyond any applicable cure period under the Operating Lease, (B) the Operating Lease is amended, modified or terminated in violation of the terms of this Agreement or (C) Borrower fails to enforce any of the terms and provisions of the Operating Lease.

As used in this Section 4.3 and throughout this Agreement, including, without limitation Section 8.2(a)(i) of this Agreement, the following terms shall have the following meanings:

“Fee Owner” shall mean LF3 Lubbock, Expo, LLC, a Delaware limited liability company.

“Operating Lease”  shall mean that certain Lease Agreement between Fee Owner, as landlord, and Operating Lessee, as tenant, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time with Lender’s written consent.

“Operating Lessee” shall mean LF3 Lubbock Expo TRS, LLC, a Delaware limited liability company.

Permitted Transfers.  Section 8.2(a)(i) of the Loan Agreement is hereby amended by adding the following at the end of Section 8.2(a)(i):

“So long as Fee Owner (as defined in Section 4.3) owns the Property, Operating Lessee (as defined in Section 4.3) owns the leasehold interest in the Property pursuant to the Operating Lease (as defined in Section 4.3), and Lodging Fund REIT III, Inc., a Maryland corporation (the "REIT") indirectly owns and indirectly controls Borrower, notwithstanding any provision in any Loan Document to the contrary, the following transfers shall constitute Permitted Transfers (subject only to any conditions set forth below) and shall not require Lender’s consent provided that no Default of Event of Default shall have occurred and remain uncured: the issuance sale, conveyance, transfer or other disposition (each, a "REIT Share Transfer") of any shares of common stock (the "REIT Shares") in the REIT so long as (A) at the time of the REIT Share Transfer, the REIT Shares are issued or traded in substantially the same method and manner as they are currently issued and traded as of the Assumption Effective Date, (B) the REIT Share Transfer does not cause a violation of any federal or state securities laws, (C) the REIT Share Transfer does not result in or cause a Change of Control and (D) to the extent any transferee owns twenty percent (20%) or more of the direct or indirect interest in Borrower immediately following such Transfer (provided such transferee did not own 20% or more of the direct or indirect ownership interest in Borrower as of December 30, 2019, Borrower shall , prior to such Transfer, deliver, at Borrower’s sole cost and expense, customary searches (credit, judgment, lien, etc.,) acceptable to Lender with respect to such transferee; (i) The foregoing shall not constitute and should in no manner be deemed to constitute Lender's consent to the filing of an initial public offering of the REIT Shares under a Form S-11 Registration Statement or otherwise in which the REIT Shares are listed on a nationally recognized stock exchange or are to be traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations (a "Public Offering").  Borrower agrees not to conduct a Public Offering of the REIT Shares or any other securities of the REIT without first obtaining the Lender's prior written consent. For purposes of this Section 8.2(a), in addition to any other changes of Control contemplated by the Loan Documents, (A) a "Change of Control" shall also occur if: (i) the REIT reduces its ownership interest in Lodging Fund REIT III OP, LP (“OP”) and Borrower below 51% or is no longer the sole general partner and in Control of the OP, (ii) the OP is no longer the sole member of Fee Borrower and the sole shareholder of Lodging Fund REIT III TRS, Inc., a Delaware corporation ("TRS"), (iii) TRS is no longer the sole member of Operating Lessee, (iv) the REIT and OP are no longer the Guarantors of the Loan, (v) one Person or group of affiliated Persons acquires more than 49% of the REIT Shares in one or a series of transactions, (vi) Legendary Capital, LLC, a North Dakota limited liability company ("Advisor") is no longer the Advisor to the REIT; and (B) the Assumption Effective Date shall mean the date of the Consent, Amendment and Assumption Agreement between Fee Owner, Operating Lessee, OP, REIT, Lender, and certain other original borrower and original guarantor parties;”

It shall be an Event of Default under Section 10.1 of this Agreement if, within 5 business days of the closing of any loan assumption, Borrower fails to deliver to Lender the Franchise Agreement and comfort letter approved by Lender in connection with such loan assumption.

[Signatures and acknowledgments begin on the following page]

SELLER:

TREEMONT CAPITAL PARTNERS IV, LP,
a Texas limited partnership

By:	Treemont Capital Partners IV GP, LLC,
a Texas limited liability company,
its general partner

By:	/s/ Philip A. McRae
Name:	Philip A. McRae
Title:	Manager

Notice Address:

1415 South Voss #110-94

Houston, Texas  77057

STATE OF TEXAS       )

                                       )   ss.

COUNTY OF HARRIS            )

This instrument was acknowledged before me, the undersigned Notary Public, on         12/26    , 2019 by Philip A. McRae, Manager of Treemont Capital Partners IV GP, LLC, a Texas limited liability company, general partner of Treemont Capital Partners IV, LP, a Texas limited partnership.

/s/ Kay Street
Notary Public, State of Texas
Name: Sharon K. Street
Commission Expires: 12-04-2021
Notary ID 1901703

ORIGINAL GUARANTOR:

/s/ Philip A. McRae
PHILIP A. MCRAE, an individual

Notice Address:

1415 South Voss #110-94

Houston, Texas  77057

STATE OF TEXAS               )

)  ss.

COUNTY OF HARRIS          )

This instrument was acknowledged before me, the undersigned Notary Public, on        ___12-26 ____, 2019 by Philip A. McRae, an individual.

/s/ Kay Street
Notary Public, State of Texas
Name: Sharon K. Street
Commission Expires: 12-04-2021
Notary ID 1901703

BUYER:

LF3 LUBBOCK EXPO, LLC,
a Delaware limited liability company By: Lodging Fund REIT III OP, LP, its sole member

By: Lodging Fund REIT III, Inc.
Its: general partner

By: /s/ Katie Cox
Name: Katie Cox Its: Chief Financial Officer

Notice Address:

1635 – 43rd Street S, Suite 205

Fargo, ND 58103

Attention:  Katie Cox

STATE OF NORTH DAKOTA         )

)  ss.

COUNTY OF CASS                          )

This instrument was acknowledged before me, the undersigned Notary Public, on December 20 , 20 19 , by Katie Cox, Chief Financial Officer of Lodging Fund REIT III, Inc., the general partner of Lodging Fund REIT III OP, LP, the sole member of LF3 Lubbock Expo, LLC, a Delaware limited liability company.

/s/ Jennifer Moum
Notary Public, State of North Dakota
Name: Jennifer Moum
Commission Expires: April 25, 2022

BUYER:

LF3 LUBBOCK EXPO TRS, LLC,
a Delaware limited liability company

By: Lodging Fund REIT III TRS, Inc.
Its: Sole Member

By: /s/ Katie Cox
Name: Katie Cox
Its: Chief Financial Officer

Notice Address:

1635 – 43rd Street S, Suite 205

Fargo, ND 58103

Attention:  Katie Cox

STATE OF NORTH DAKOTA         )

)  ss.

COUNTY OF CASS                          )

This instrument was acknowledged before me, the undersigned Notary Public, on December 20 , 20 19 , by Katie Cox, Chief Financial Officer of Lodging Fund REIT III TRS, Inc., the sole member of LF3 Lubbock Expo TRS, LLC, a Delaware limited liability company.

/s/ Jennifer Moum
Notary Public, State of North Dakota
Name: Jennifer Moum
Commission Expires: April 25, 2022

GUARANTOR:

LODGING FUND REIT III, INC., a Maryland corporation,

By:	/s/ Katie Cox
Name:	Katie Cox
Title:	Chief Financial Officer

Notice Address:

1635 – 43rd Street S, Suite 205

Fargo, ND 58103

Attention:  Katie Cox

STATE OF NORTH DAKOTA         )

)  ss.

COUNTY OF CASS                          )

This instrument was acknowledged before me, the undersigned Notary Public, on December 20 , 20 19  by Katie Cox, Chief Financial Officer of LODGING FUND REIT III, INC., a Maryland corporation.

/s/ Jennifer Moum
Notary Public, State of North Dakota
Name: Jennifer Moum
Commission Expires: April 25, 2022

GUARANTOR:

LODGING FUND REIT III OP, LP, a Delaware limited partnership

By:	Lodging Fund REIT III, Inc., its General Partner

By:	/s/ Katie Cox
Name:	Katie Cox
Title:	Chief Financial Officer

Notice Address:

1635 – 43rd Street S, Suite 205

Fargo, ND 58103

Attention:  Katie Cox

STATE OF NORTH DAKOTA         )

)  ss.

COUNTY OF CASS                          )

This instrument was acknowledged before me, the undersigned Notary Public, on December 20 , 20 19  by Katie Cox, Chief Financial Officer of Lodging Fund REIT III, Inc., general partner of LODGING FUND REIT III, OP, LP, a Delaware limited partnership.

/s/ Jennifer Moum
Notary Public, State of North Dakota
Name: Jennifer Moum
Commission Expires: April 25, 2022

Article I. LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I TRUST 2019-H6, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2019-H6,
By: Midland Loan Services, a Division of PNC Bank,
National Association, its Attorney-in-Fact
By: /s/Alan H. Torgler
Name: Alan H. Torgler
Title: Vice President / Servicing Officer

Notice Address:

c/o Midland Loan Services

10851 Mastin, Suite 300

Overland Park, Kansas 66210

Attention:  Tad Janssen

Facsimile:  (913) 253-9001

STATE OF KANSAS             )

 )  ss.

COUNTY OF JOHNSON      )

On this 30th  day of December , 20 19 , before me, a Notary Public in and for the State of Kansas, personally appeared Alan H. Torgler , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that s/he was authorized to execute the instrument, and acknowledged that s/he is the      Vice President     of Midland Loan Services, a Division of PNC Bank, National Association, in its capacity as Attorney-in-Fact for Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Trust 2019-H6, Commercial Mortgage Pass-Through Certificates, Series 2019-H6, to be the free and voluntary act and deed of said company for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

(seal)	/s/ Virginia L. Umscheid
NOTARY PUBLIC in and for the
State of Kansas
Print Name: Virginia L. Umscheid
My Commission Expires: 05-07-2020

EXHIBIT A

DESCRIPTION OF PROPERTY